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                                                                   EXHIBIT 10.33

   AGREEMENT RE TRANSFER OF INTEREST IN PORTACOM WIRELESS, INC. IN AMERICAN
                            CAMBODIAN TELECOM, LTD.



     WHEREAS PortaCom Wireless, Inc., a corporation organized and existing under the laws of the State of Delaware in the United States of America and hereinafter referred to simply as "PCW", owns an 86 percent interest, and/or rights to acquire such interest, in the issued and outstanding shares of American Cambodian Telecom, Ltd., a corporation organized and existing under the laws of the Kingdom of Cambodia and hereinafter referred to simply as "ACT"; and

     WHEREAS Paul Robert Carr, a natural person and a citizen of the State of California of the United States of America hereinafter referred to simply as "CARR", has for some time been employed by PCW and engaged in an effort to obtain for ACT from the Kingdom of Cambodia a license for the operation throughout Cambodia of a code division multiple access ("CDMA") telecommunications system; and

     WHEREAS said license was issued to ACT on December 26, 1996, for a term of 25 years, by the Ministry of Posts and Telecommunications of The Kingdom of Cambodia; and

     WHEREAS PCW is indebted to CARR in an amount not less than US$100,000 for earned but unpaid compensation for services rendered and un-reimbursed expenses advanced and/or incurred by CARR in the performance of his duties for PCW; and

     WHEREAS PCW is willing and desirous of i) transferring to CARR all rights, titles and interests in ACT, including said licence, which PCW holds, or has any option to acquire, and ii) acknowledging that it does not object to the lawful substitution of its name with the name of CARR on any and all documents related to ACT, from the date of this agreement forward, in consideration of CARR waiving and releasing PCW, its partners, affiliates, subsidiaries, divisions, shareholders and any and all current or former directors, officers, employees, agents, contractors, successors, heirs and assigns of any and all claims, charges or demands in law or in equity whether known or unknown of CARR arising from or in relation to CARR's employment with, or termination of employment from, PCW, including but not limited to claims, charges or demands for unpaid compensation, un-reimbursed expenses, wrongful discharge, breach of contract, wrongful conduct or any other claims, charges or demands in any way related to CARR's employment with or termination from PCW; and

     WHEREAS PCW has not made any representations as to the investment value, business or prospects of ACT and CARR has relied solely on his own knowledge and independent investigation in determining to accept the aforementioned rights, titles and interests in consideration for the agreements set forth herein; and

     WHEREAS CARR is willing and desirous of transferring and delivering to PCW, for future examination by PCW's independent auditors, copies of certain corporate and financial information of ACT in existence from the date of its formation up to and including the date upon which the transfer of PCW's interest in ACT to CARR occurs, such corporate and financial information hereinafter referred to simply as "ACT Information" and defined herein as

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information including but not necessarily limited to official copies of i)
                                                     ---------------
constating documents such as articles or certificates of incorporation and bylaws, ii) executed shareholder and director consent resolutions and minutes of all meetings of shareholders and directors, iii) any and all documents filed with any governmental agency of the Kingdom of Cambodia or political subdivisions thereof, iv) lists of officers and directors and their dates of election and resignation, v) corporate income, property and other applicable tax or informational returns filed with any governmental agency of the Kingdom of Cambodia or political subdivision thereof , and vi) a statement disclosing full details of any such documents or informational returns or tax returns which were required to have been filed with any governmental agency of the Kingdom of Cambodia or political subdivision thereof, but which were not timely filed by ACT or its representatives, and vii) bank statements on all ACT accounts, and
viii) receipts satisfactorily evidencing all income items, expense items, assets and liabilities of ACT, and ix) books of account, summary reports, unaudited financial statements, transaction lists, ledgers, etc. containing a sufficiently detailed account of all transactions and/or entries in the bank accounts and books of account of ACT, and x) a balance sheet of ACT and accompanying schedules as of the date upon which the transfer of the equity interest to CARR takes effect to be prepared by KPMG of Phnom Penh, Cambodia, such schedules to detail a) cash on hand and in banks along with other assets, their original cost, depreciation methodology and accumulated depreciation at balance sheet date, b) liabilities at balance sheet date by creditor, and c) share capital by stockholder at balance sheet date by shareholder; and

     WHEREAS PCW acknowledges that certain of the above documents, if in existence, are under the care, custody and control of KPMG of Phnom Penh, Cambodia, PCW's independent accountants, and that any of the above documents may be found by CARR to not exist, and that PCW will accept as satisfactory CARR's oral or written statements attesting to the non-existence of any of the above documents and will not consider the non provision by CARR of any such documents which CARR has attested to be non-existent as a breach of this agreement; and

     WHEREAS PCW is willing and desirous of bearing the reasonable expenses of CARR of procuring the ACT Information, including any delivery charges incurred by CARR for services provided by either Federal Express or United Parcel Service, payments which must be made to KPMG of Phnom Penh, Cambodia related to accounting and administrative work up to and including the date upon which the transfer of PCW's interest in ACT to CARR occurs.


     NOW THEREFORE IT IS HEREBY AGREED that:

     1. PCW shall deliver, upon receipt from CARR of a duly executed, dated and notarized waiver and release document in a form acceptable to PCW, all additional documents, share certificates, or other instruments necessary and/or advisable to transfer to CARR all rights, titles and interests in ACT which PCW now holds, or has any option to acquire; and

     2. PCW shall, at the request of CARR, confirm in writing to any third party that

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         such transfer of its rights, titles and interests in ACT has taken place and, should CARR request any additional documents to validate such transfer, it will not be unreasonably withheld; and

     3. CARR shall deliver the ACT Information as herein above defined via Federal Express or United Parcel Service to PCW, within 30 days of the date upon which PCW has paid the reasonable expenses related such delivery by CARR or has caused such expenses to be paid; and

     4. PCW shall indemnify, save, defend and hold harmless CARR and/or ACT, as well as ACT's other shareholders, from any and all cost, liability or expense, including attorneys' fees, to which CARR or ACT may become subject be reason of any actions or failures to act on the part of PCW, CARR's employment by PCW, or ACT's relationship with PCW, this obligation to vest upon PCW's receipt of said duly executed waiver and release document in a form acceptable to PCW and only with respect to actions or failures to act of CARR if CARR acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of PCW, except that no indemnification shall be made in respect of any claim, issue or matter as to which CARR shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to PCW, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, CARR is fairly and reasonable entitled to indemnity for expenses deemed proper by the Court of Chancery of the State of Delaware or the court in which such action or suit was brought and which have actually and reasonably been incurred by CARR in connection with the defense or settlement of such action or suit; and

     5. PCW represents and warrants that it has not assigned, transferred, encumbered, suffered the encumbrance of, or otherwise undergone any diminishment or impairment of its right, title and interest in ACT and will not do so prior to the transfer of same to CARR pursuant to this agreement, and that its officer who executes this agreement has been fully authorized to do so by PCW in accordance with its by-laws, articles of incorporation and applicable laws to which it is subject; and

     6. This agreement cancels and supercedes that certain agreement entitled Agreement Re Transfer of Interest of PortaCom Wireless Inc. in American
         -----------------------------------------------------------------------
         Cambodian Telecom, Ltd. executed by and among CARR, ACT and PCW on
         -----------------------
         November 19, 1997; and

     7. There are no other agreements, promises or representations by and among the parties signatory to this agreement bearing upon the subject matter of this agreement except as set forth herein; and

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     8.  This agreement may be altered or modified only by a further written instrument specifically making reference to this agreement and executed by all the same parties or their legal representatives.

     IN WITNESS WHEREOF, this agreement is executed effective this 15 day of
                                                                   --
January, 1998, in the State of California subject to the laws of said state.


                                    PORTACOM WIRELESS, INC.,
                                    a corporation


                                    BY:  /s/ Douglas C. MacLellan
                                       -----------------------------------------
                                         DOUGLAS C. MACLELLAN
                                         President and CEO




                                    /s/ Paul Robert Carr
                                    --------------------------------------------
                                    PAUL ROBERT CARR,
                                    a natural person



                                    AMERICAN CAMBODIAN TELECOMMUNICATIONS, LTD., a corporation


                                    BY:  /s/ Paul Robert Carr
                                       ----------------------------------------
                                         PAUL ROBERT CARR
                                         President and CEO

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